GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL
GOODWILL

9. GOODWILL

The changes in the carrying amount of goodwill by segment for the years ended December 31, 2011 and 2012 were as follows:

	Better Schools			Better Jobs
	Tutoring	K-12 Schools	Subtotal	Career Enhancement	Consolidated
	RMB	RMB	RMB	RMB	RMB
Balance as of January 1, 2011	370,489	250,542	621,031	148,831	769,862
Goodwill acquired during the year	100,266	—	100,266	266,963	367,229
Goodwill impairment on assets held for use (Note (i))	—	(25,336)	(25,336)	—	(25,336)
Foreign currency translation adjustments	(15,855)	(5,030)	(20,885)	(6,719)	(27,604)
Balance as of December 31, 2011	454,900	220,176	675,076	409,075	1,084,151
Goodwill acquired during the year (Note 22 (8))	70,580	—	70,580	—	70,580
Goodwill impairment (Note (ii))	(99,343)	(34,123)	(133,466)	(345,244)	(478,710)
Foreign currency translation adjustments	(754)	(239)	(993)	(352)	(1,345)
Balance as of December 31, 2012	425,383	185,814	611,197	63,479	674,676

Note (i) As set out in Note 25,the Company plans to dispose of 21st School. Due to the Company’s significant continuing involvement in the school beyond the disposal date the school remains as held for use. Due to the decision to dispose of the school and enter into an agreement for the operating rights, 21st School was classified as a separate asset group, resulted in an impairment loss of RMB 25,336 on 21st school which should be allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets. However, as the impairment loss that can be allocated to any individual long-lived asset is limited to its fair value, all of this impairment charge was allocated to the goodwill of the 21st School reporting unit.

Note (ii) In light of the following changed fact and circumstances, which indicated a potential impairment loss on the goodwill of reporting units, the internal investigation (see Note 29(8)) influenced the Group’s financing activity, whereas the operating activities were affected by the decline of software sales business. Due to lack of financing, the Group suspended its investment plan which was not anticipated in the 2011 impairment assessments. The Group therefore performed an impairment analysis for the reporting units as of September 30, 2012. The Group performed the first step of its goodwill impairment test and determined that the carrying value of the reporting units exceeded their fair value.  The fair value of the reporting units was estimated using a discounted cash flow method. The valuation technique is based on a number of estimates and assumptions, including the projected future cash inflow from the reporting units, appropriate discount rates in the range from 16% to 17%, terminal growth rate of 3% and etc.  Having determined that the goodwill was potentially impaired, the Group began performing the second step of the goodwill impairment analysis which involved calculating the implied fair value of the goodwill by allocating the fair value of the reporting units to all of their assets and liabilities other than goodwill and comparing the residual amount to the carrying value of goodwill. Accordingly, the Group recorded impairment losses of RMB 478,710 against the goodwill allocated to the reporting units for the year ended December 31, 2012.